EXHIBIT 10.18

EMPLOYEE MATTERS AGREEMENT

by and between

ACACIA RESEARCH CORPORATION

and

COMBIMATRIX CORPORATION

December 21, 2006

TABLE OF CONTENTS

i

EMPLOYEE MATTERS AGREEMENT

EMPLOYEE MATTERS AGREEMENT (this “Agreement”) dated as of December 21, 2006 by and between ACACIA RESEARCH CORPORATION, a Delaware corporation (“Acacia”), and COMBIMATRIX CORPORATION, a Delaware corporation (“CombiMatrix”), a wholly owned subsidiary of Acacia.

WHEREAS, the Acacia Board of Directors has determined that it is appropriate and desirable, subject to the terms and conditions set forth in the Distribution Agreement by and between Acacia and CombiMatrix dated as of the date hereof (the “Distribution Agreement”), to distribute all outstanding shares of CombiMatrix Common Stock on a pro rata basis to the holders of CombiMatrix Tracking Stock (the “Distribution”);

WHEREAS, in connection with the Distribution, Acacia and CombiMatrix have determined that it is appropriate and desirable to provide for the allocation of certain other matters relating to employees, employee benefit plans and compensation arrangements;

NOW, THEREFORE, in consideration of the premises and the respective agreements and covenants contained in this Agreement, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01  General. The following terms have the following meanings (in each case, such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Acacia” has the meaning set forth in the preamble.

“Acacia Group” means Acacia Research Corporation and all of its Subsidiaries, excluding any entities in the CombiMatrix Group.

“Acacia Participant” means any individual who, immediately after the Time of Distribution, is (i) an Active Acacia Employee, (ii) a Former Acacia Employee or (iii) a beneficiary of either of the foregoing.

“Acacia Savings Plan” means the Acacia Technologies Services Corporation 401(k) Savings Plan, including all amendments thereto through the Distribution Date.

“Acacia Welfare Plans” mean the Welfare Plans maintained by Acacia and its Subsidiaries (excluding members of the CombiMatrix Group) immediately prior to the Time of Distribution.

“Active Acacia Employee” means any individual who, immediately after the Time of Distribution, will be employed by a member of the Acacia Group pursuant to Section 2.01(b).

“Active CombiMatrix Employee” means any individual who, immediately after the Time of Distribution, will be employed by a member of the CombiMatrix Group pursuant to Section 2.01(a).

“Agreement” has the meaning set forth in the preamble.

“CombiMatrix” has the meaning set forth in the preamble.

“CombiMatrix Group” means CombiMatrix and all of its Subsidiaries.

“CombiMatrix Participant” means any individual who, immediately after the Time of Distribution, is (i) an Active CombiMatrix Employee, (ii) a Former CombiMatrix Employee or (iii) a beneficiary of either of the foregoing.

“CombiMatrix Savings Plan” means the CombiMatrix Corporation 401(k) Savings Plan, including all amendments thereto through the Distribution Date.

“CombiMatrix Tracking Stock” means the Acacia common stock designated for its CombiMatrix Subsidiary prior to the Time of Distribution and also referred to as Acacia Research - CombiMatrix stock.

“CombiMatrix Welfare Plans” mean the Welfare Plans maintained by the CombiMatrix Group immediately prior to the Time of Distribution.

“Distribution” has the meaning set forth in the recitals.

“Distribution Agreement” has the meaning set forth in the recitals.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, or any successor legislation.

“Former Acacia Employee” means any Pre-Distribution Group Employee who is not, immediately after the Time of Distribution, an Active Acacia Employee or an Active CombiMatrix Employee, and whose most recent active employment was with the Acacia Group.

“Former CombiMatrix Employee” means any Pre-Distribution Group Employee who is not, immediately after the Time of Distribution, an Active CombiMatrix Employee or an Active Acacia Employee, and whose most recent active employment was with the CombiMatrix Group.

“Incentive Compensation Plan” means any plan providing for bonuses or other incentive compensation other than a plan that provides for equity compensation (such as stock options).

“Liabilities” has the meaning set forth in the Distribution Agreement.

“Pre-Distribution Group” has the meaning set forth in the Distribution Agreement.

“Pre-Distribution Group Employee” means any individual who was, at any time prior to the Time of Distribution, employed by Acacia, CombiMatrix or any other member of the Pre-Distribution Group.

“Separation Agreement” has the meaning set forth in the Distribution Agreement.

“Subsidiary” means, with respect to any person, any corporation or other organization, whether incorporated or unincorporated, of which such person or any Subsidiaries of such person controls or owns, directly or indirectly, more than 50% of the stock or other equity interest, or more than 50% of the voting power entitled to vote on the election of members to the board of directors or similar governing body. Notwithstanding the foregoing, the term “Subsidiary” shall also mean, with respect to Combimatrix, the following entities: (i) Leuchemix, a California corporation, and (ii) CombiMatrix K.K., a Japanese corporation.

“Time of Distribution” means the effective date of the Distribution.

“Welfare Plan” means an employee welfare benefit plan as defined in Section 3(1) of ERISA, including cafeteria, medical, vision, dental and other health plans, retiree health plans, life insurance plans, retiree life insurance plans, accidental death and dismemberment plans, long-term disability plans and severance pay plans, dependent care reimbursement plans, health care reimbursement plans and any other employee welfare benefit and fringe benefit arrangements.

ARTICLE II

EMPLOYEES

Section 2.01  Employees.

(a)  Each individual who is currently employed by a member of the CombiMatrix Group immediately prior to the Time of Distribution, including those individuals who are actively employed or on lay-off, leave, short-term or long-term disability or other permitted absence from employment will continue to be employed by a member of the CombiMatrix Group immediately after the Time of Distribution and will be an Active CombiMatrix Employee.

(b)  Each individual (other than those employed by the CombiMatrix Group immediately prior to the Time of Distribution) who is employed by the Acacia Group immediately prior to the Time of Distribution (including those who are actively employed or on lay-off, leave, short-term or long-term disability or other permitted absence from employment) will be or will continue to be employed by a member of the Acacia Group immediately after the Time of Distribution and will be an Active Acacia Employee.

(c)  Effective as of the Time of Distribution, (i) for immigration purposes CombiMatrix will be the successor-in-interest to any and all pending or approved visa petitions (whether with the U.S. Bureau of Citizenship and Immigration Services or U.S. Department of Labor), including pending or completed Labor Condition Applications, made by Acacia or any of its Subsidiaries with respect to any Active CombiMatrix Employees, and CombiMatrix will adopt and accept all representations made by Acacia in any of these petitions and applications, (ii) CombiMatrix will adopt any Labor Condition Application included in the “Public Access Folders” for Active CombiMatrix Employees who have H-1B visas, and (iii) CombiMatrix will adopt any existing I-9 certifications of Acacia and its Subsidiaries with respect to Active CombiMatrix Employees.

(d)  Nothing contained in this Section 2.01 is intended to confer upon any employee of the CombiMatrix Group or the Acacia Group any right to continued employment after the Time of Distribution.

Section 2.02    Non-Solicitation of Employees. Without the express written agreement of both the Chief Executive Officer of Acacia and the Chief Executive Officer of CombiMatrix:

(a)  Acacia agrees not to (and to cause the other members of the Acacia Group not to) solicit, recruit or hire, directly or indirectly (including by contracting with or through an independent contractor, consultant or other third party) any employee of, or individual providing consulting services to, CombiMatrix or any other member of the CombiMatrix Group until eighteen (18) months after the Time of Distribution or until six (6) months after such employee’s employment with, or such individual’s provision of consulting services to, CombiMatrix or any other member of the CombiMatrix Group terminates, whichever occurs first;

(b)  CombiMatrix agrees not to (and to cause the other members of the CombiMatrix Group not to) solicit, recruit or hire, directly or indirectly (including by contracting with or through an independent, contractor, consultant or other third party) any employee of, or individual providing consulting services to, Acacia or any other member of the Acacia Group until 18 months after the Time of Distribution or until six months after such employee’s employment with, or such individual’s provision of consulting services to, Acacia or any other member of the Acacia Group terminates, whichever occurs first; and

(c)  Notwithstanding the foregoing (but subject to the restriction on hiring), such prohibitions on solicitation do not restrict general recruitment efforts carried out through a public or general solicitation.

ARTICLE III

SAVINGS PLANS

As of the Time of Distribution, CombiMatrix maintains the CombiMatrix Retirement Savings Plan, in which employees of the CombiMatrix Group are eligible to participate. As of the Time of Distribution, the Acacia Group maintains the Acacia Retirement Savings Plan, in which employees of the Acacia Group are eligible to participate. No changes to the current operation of and no transfers between the CombiMatrix Retirement Savings Plan and the Acacia Retirement Savings Plan shall be required by this Transaction and both plans shall continue in operation in accordance with their terms.

ARTICLE IV

OPTIONS

Acacia and CombiMatrix will take all action necessary or appropriate so that the Distribution will be treated as a “change in control” under each Acacia equity compensation plan where options to purchase shares of CombiMatrix Tracking Stock (each an “Option”) are outstanding. Each such Option that is outstanding immediately prior to the Time of Distribution will be fully vested immediately prior to the Time of Distribution and contingent upon the Distribution and, except as otherwise specified in this paragraph, will terminate at the Time of Distribution. Acacia and CombiMatrix will provide written notice to the holders of the Options that the Options are vesting fully and terminating at the Time of Distribution. To the extent that an Option cannot be terminated as of the Time of Distribution and for any Option held by a person who is no longer an employee of either the Acacia Group or the CombiMatrix Group, such Option shall be assumed by the CombiMatrix Group at the Time of Distribution (an “Assumed Option”) and will be appropriately and equitably adjusted as the number of shares purchasable under such Assumed Option and the per share exercise price for any differences in the capitalization of CombiMatrix in comparison with Acacia with respect to the Acacia-CombiMatrix Stock. Each such Assumed Option will otherwise have the same terms and conditions as those in effect immediately prior to the assumption.

ARTICLE V

OTHER EMPLOYEE PLANS AND MATTERS

Section 5.01  Welfare Plans.

(a)  Prior to the Time of Distribution, Acacia and CombiMatrix will take all action necessary or appropriate to create a separate Welfare Plan for each of the CombiMatrix Group and the Acacia Group to the extent that the Acacia Group and the CombiMatrix Group participate in or sponsor the same Welfare Plan as of the date of this Agreement.

(b)  As of the Time of Distribution, CombiMatrix will maintain Welfare Plans and other employee welfare benefit and fringe benefit arrangements (collectively, “CombiMatrix Welfare Plans”) for CombiMatrix Participants. As of the Time of Distribution, the Acacia Group will maintain Welfare Plans and other employee welfare benefit and fringe benefit arrangements (collectively, “Acacia Welfare Plans”) for Acacia Participants. Except as provided in Section 5.01(a), no changes to the operation of the CombiMatrix Welfare Plans and the Acacia Welfare Plans shall be required in connection with the Distribution and the CombiMatrix Welfare Plans and the Acacia Welfare Plans shall continue in operation in accordance with their terms.

(c)  As of the Time of Distribution, CombiMatrix (and, if appropriate, the correct member of the CombiMatrix Group) will have established, and will cover Active CombiMatrix Employees under, policies relating to vacation days and personal and sick days. As of the Time of Distribution, CombiMatrix (and, if appropriate, the correct member of the CombiMatrix Group) will credit each Active CombiMatrix Employee with the unused vacation days and personal and sick days accrued by such employee through the Time of Distribution in accordance with the policies relating to vacation days and personal and sick days applicable to such employee in effect immediately prior to the Time of Distribution.

(d)  From and after the Time of Distribution, except as specifically set forth in Section 5.06, CombiMatrix (and, if applicable, the appropriate member of the CombiMatrix Group) hereby assume or retain, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of the Acacia Group and the CombiMatrix Group with respect to CombiMatrix Participants (and claims by or relating to CombiMatrix Participants) with respect to Welfare Plans and other employee welfare and fringe benefits arrangements (including, but not limited to, medical, dental, life, travel, accident, short- and long-term disability, hospitalization, workers’ compensation and other insurance benefits), whether under the Acacia Welfare Plans, the CombiMatrix Welfare Plans or otherwise, whether incurred, or arising in connection with incidents occurring, before, at or after the Time of Distribution and whether any claim is made with respect thereto before, at or after the Time of Distribution.

(e)  From and after the Time of Distribution, except as specifically set forth in this Agreement, Acacia hereby assumes or retains, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of Acacia (including those received by members of the CombiMatrix Group) in respect of Acacia Participants (and claims by or relating to Acacia Participants) with respect to Welfare Plans and other employee welfare and fringe benefits arrangements (including, but not limited to, medical, dental, life, travel, accident, short- and long-term disability, hospitalization, workers’ compensation and other insurance benefits), whether under the Acacia Welfare Plans or otherwise, whether incurred, or arising in connection with incidents occurring, before, at or after the Time of Distribution and whether any claim is made with respect thereto before, at or after the Time of Distribution.

(f)  Acacia and CombiMatrix acknowledge and agree that neither party has any retiree welfare plans.

Section 5.02  Incentive Compensation Plans.

(a)  From and after the Time of Distribution, except as specifically set forth in this Agreement, Acacia hereby assumes or retains, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of Acacia (including those received by members of the CombiMatrix Group) in respect of Acacia Participants (and claims by or relating to Acacia Participants) with respect to all Incentive Compensation Plans, whether incurred, or arising in connection with incidents occurring, before, at or after the Time of Distribution and whether any claim is made with respect thereto before, at or after the Time of Distribution.

(b)  From and after the Time of Distribution, except as specifically set forth in this Agreement, CombiMatrix hereby assumes or retains, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of CombiMatrix (including those received by members of the Acacia Group) in respect of CombiMatrix Participants (and claims by or relating to CombiMatrix Participants) with respect to all Incentive Compensation Plans, whether incurred, or arising in connection with incidents occurring, before, at or after the Time of Distribution and whether any claim is made with respect thereto before, at or after the Time of Distribution.

Section 5.03  Deferred Compensation Plans. Acacia and CombiMatrix acknowledge and agree that neither party has any nonqualified deferred compensation plans.

Section 5.04  Severance Pay.

(a)  Acacia and CombiMatrix acknowledge and agree that (i) the transactions contemplated by the Separation Agreements will not constitute a severance of employment of any employee of Acacia Group or the CombiMatrix Group prior to or as a result thereof and (ii) individuals who, in connection with the Distribution, become Active Acacia Employees or Active CombiMatrix Employees pursuant to this Agreement will not be deemed to have experienced a termination, layoff or severance of employment from the Acacia Group or the CombiMatrix Group, in each case for purposes of any policy, plan, program or agreement of Acacia Group or the CombiMatrix Group that provides for the payment of severance, salary continuation or similar benefits.

(b)  CombiMatrix and the CombiMatrix Subsidiaries hereby assume or retain, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of the Acacia Group and the CombiMatrix Group in connection with claims made by or on behalf of CombiMatrix Participants in respect of severance pay, salary continuation and similar obligations relating to the termination or alleged termination (whether voluntary or involuntary) of any such person’s employment, whether such termination or alleged termination occurred before, at or after the Time of Distribution and whether any claim is made with respect thereto before, at or after the Time of Distribution (whether or not such claim is based on any severance policy, agreement, arrangement or program which may exist or arise under any employment, collective bargaining or other agreement or under any federal, state, local, provincial or foreign law).

(c)  Acacia and the Acacia Subsidiaries hereby assume or retain, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of the Acacia Group and the CombiMatrix Group in connection with claims made by or on behalf of Acacia Participants in respect of severance pay, salary continuation and similar obligations relating to the termination or alleged termination (whether voluntary or involuntary) of any such person’s employment, whether such termination or alleged termination occurred before, at or after the Time of Distribution and whether any claim is made with respect thereto before, at or after the Time of Distribution (whether or not such claim is based on any severance policy, agreement, arrangement or program which may exist or arise under any employment, collective bargaining or other agreement or under any federal, state, local, provincial or foreign law).

Section 5.05  Employment, Consulting and Other Employee Related Agreements.

(a)  Effective as of the Time of Distribution, CombiMatrix and the Combimatrix Subsidiaries hereby assume or retain, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of the Acacia Group and the CombiMatrix Group relating to all CombiMatrix service providers under their respective employment, consulting, separation, arbitration and other employee related agreements with any member of the Pre-Distribution Group, as the same are in effect immediately prior to the Time of Distribution.

(b)  Effective as of the Time of Distribution, Acacia and the Acacia Subsidiaries hereby assume or retain, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of the Acacia Group and the CombiMatrix Group relating to all Acacia service providers under their respective employment, consulting, separation, arbitration and other employee related agreements with any member of the Pre-Distribution Group, as the same are in effect immediately prior to the Time of Distribution.

Section 5.06     Workers Compensation. Acacia and CombiMatrix acknowledge and agree that (i) CombiMatrix has not paid prior to the Time of Distribution and will not pay after the Time of Distribution any costs of workers’ compensation coverage for any Acacia Participants and (ii) to the extent that Acacia pays the costs for workers’ compensation coverage (whether through insurance or self-insurance) after the Time of Distribution for any CombiMatrix Participant, CombiMatrix shall reimburse Acacia (on a monthly basis after submission to CombiMatrix of a statement of costs by Acacia) for all costs of workers’ compensation coverage that are paid by Acacia after the Time of Distribution for the CombiMatrix Participants. The determination of the costs shall be mutually agreed to by the parties based on the relevant costs, including, but not limited to any premiums paid, the rate of return foregone on any cash deposits and the cost of any payments made for workers’ compensation claims. Both parties agree to cooperate to transfer the responsibility for any workers’ compensation coverage for CombiMatrix Participants that is provided by Acacia to CombiMatrix within a reasonable period of time after the Time of Distribution, but in no event later than January 1, 2008.

Section 5.07  Other Liabilities.

(a)  From and after the Time of Distribution, except as specifically set forth in this Agreement, CombiMatrix and the Combimatrix Subsidiaries hereby assume or retain, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of the Acacia Group and the CombiMatrix Group arising out of or relating to the employment of CombiMatrix service providers by any member of the Pre-Distribution Group, whether pursuant to benefit plans or otherwise and whether such Liabilities arose before, at or after the Time of Distribution or any claim is made with respect thereto before, at or after the Time of Distribution.

(b)  From and after the Time of Distribution, except as specifically set forth in this Agreement, Acacia and the Acacia Subsidiaries hereby assumes or retains, as applicable, and will be solely responsible for and will fully perform, pay and discharge, all Liabilities of the Acacia Group and the CombiMatrix Group arising out of or relating to employment of Acacia service providers by any member of the Pre-Distribution Group, whether pursuant to benefit plans or otherwise and whether such Liabilities arose before, at or after the Time of Distribution or any claim is made with respect thereto before, at or after the Time of Distribution.

ARTICLE VI

MISCELLANEOUS

Section 6.01  Indemnification. All Liabilities retained or assumed by or allocated to CombiMatrix or any member of the CombiMatrix Group pursuant to this Agreement will be deemed to be solely the Liabilities of CombiMatrix, and all Liabilities retained or assumed by or allocated to Acacia or any or any member of the Acacia Group pursuant to this Agreement will be deemed to be solely the Liabilities of Acacia, and, in each case, will be subject to the indemnification provisions set forth in Article IV of the Distribution Agreement.

Section 6.02  Sharing of Information. Acacia and CombiMatrix will, and will cause each of the respective members of their groups to, provide to the other all such information in its possession as the other may reasonably request to enable the requesting party to administer its employee benefit plans and programs, and to determine the scope of, and fulfill, its obligations under this Agreement. Such information will, to the extent reasonably practicable, be provided in the format and at the times and places requested, but in no event will the party providing such information be obligated to incur any direct expense not reimbursed by the party making such request, nor to make such information available outside its normal business hours and premises. The right of the parties to receive information hereunder will, without limiting the generality of the foregoing, extend to any and all reports, and the data underlying such reports. Any information shared or exchanged pursuant to this Agreement will be subject to the confidentiality requirements set forth in the Distribution Agreement.

Section 6.03  Entire Agreement; Construction. This Agreement, the Distribution Agreement, any other Separation Agreements, including any annexes, schedules and exhibits hereto or thereto, and other agreements and documents referred to herein and therein, will together constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and will supersede all prior negotiations, agreements and understandings of the parties of any nature, whether oral or written, with respect to such subject matter. Notwithstanding any other provisions in any other agreements to the contrary, in the event and to the extent that there is a conflict between the provisions of this Agreement and the provisions of the Distribution Agreement, the provisions of this Agreement will control.

Section 6.04  Survival of Agreements. Except as otherwise contemplated by the Separation Agreements, all covenants and agreements of the parties contained in this Agreement will remain in full force and effect and survive the Time of Distribution.

Section 6.05  Governing Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

Section 6.06  Notices. All notices, requests, claims, demands and other communications required or permitted to be given hereunder will be in writing and will be delivered by hand or telecopied, e-mailed or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and will be deemed given when so delivered by hand or telecopied, when e-mail confirmation is received if delivered by e-mail, or three (3) business days after being so mailed (one (1) business day in the case of express mail or overnight courier service). All such notices, requests, claims, demands and other communications will be addressed as set forth in Section 7.04 of the Distribution Agreement, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

Section 6.07  Amendments. This Agreement cannot be amended, modified or supplemented except by a written agreement executed by Acacia and CombiMatrix.

Section 6.08  Assignment. Except as otherwise provided herein, neither party to this Agreement will convey, assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party in its sole and absolute discretion. Notwithstanding the foregoing, either party may (without obtaining any consent) assign all or any portion of its rights and obligations hereunder to (i) the surviving entity resulting from a merger or consolidation involving such party, (ii) the acquiring entity in a sale or other disposition of all or substantially all of the assets of such party as a whole or of any line of business or division of such party, or (iii) any other person that is created as a result of a spin-off from, or similar reorganization transaction of; such party or any line of business or division of such party. In the event of an assignment pursuant to (ii) or (iii) above, the nonassigning party shall, at the assigning party’s request, use good faith commercially reasonable efforts to enter into separate agreements with each of the resulting entities and take such further actions as may be reasonably required to assure that the rights and obligations under this Agreement are preserved, in the aggregate, and divided equitably between such resulting entities. Any conveyance, assignment or transfer requiring the prior written consent of another party pursuant to this Section 6.08 which is made without such consent will be void ab initio. No assignment of this Agreement will relieve the assigning party of its obligations hereunder.

Section 6.09  Captions; Currency. The article, section and paragraph captions herein and the table of contents hereto are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof. Unless otherwise specified, all references herein to numbered articles or sections are to articles and sections of this Agreement and all references herein to schedules are to schedules to this Agreement. Unless otherwise specified, all references contained in this Agreement, in any schedule referred to herein or in any instrument or document delivered pursuant hereto to dollars or $ will mean United States Dollars.

Section 6.10  Severability. If any provision of this Agreement or the application thereof to any person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof; or the application of such provision to persons or circumstances other than those as to which it has been held invalid or unenforceable, will remain in full force and effect and will in no way be affected, impaired or invalidated thereby. If the economic or legal substance of the transactions contemplated hereby is affected in any manner adverse to any party as a result thereof; the parties will negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

Section 6.11  Parties in Interest. This Agreement is binding upon and is for the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not made for the benefit of any person not a party hereto, and no person other than the parties hereto or their respective successors and permitted assigns will acquire or have any benefit, right, remedy or claim under or by reason of this Agreement. No provision of this Agreement will be construed (a) to limit the right of Acacia, any member of the Acacia Group, CombiMatrix or any member of the CombiMatrix Group to amend any plan or terminate their plans, or (b) to create any right or entitlement whatsoever in any employee, former employee or beneficiary including a right to continued employment or to any benefit under a plan or any other benefit or compensation.

Section 6.12  Schedules. All schedules attached hereto are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Capitalized terms used in the schedules hereto but not otherwise defined therein will have the respective meanings assigned to such terms in this Agreement.

Section 6.13  Termination. This Agreement may be terminated at any time prior to the Time of Distribution by and in the sole discretion of the Acacia Board of Directors without the approval of CombiMatrix or Acacia’s stockholders. In the event of any such termination, neither party will have any liability of any kind to the other party on account of such termination. This Agreement may not be terminated after the Time of Distribution.

Section 6.14  Change of Name. On or promptly after the Time of Distribution, CombiMatrix will take such actions as may be required to change the names of all employee benefit plans sponsored or maintained by CombiMatrix or any member of the CombiMatrix Group to eliminate therefrom any reference to “Acacia”, “Acacia Research”, “Acacia Technologies” or any derivative thereof.

Section 6.15  Waivers; Remedies. No failure or delay on the part of either Acacia or CombiMatrix in exercising any right, power or privilege hereunder will operate as a waiver thereof; nor will any waiver on the part of either Acacia or CombiMatrix of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor will any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. Subject to Section 6.18, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties may otherwise have at law or in equity.

Section 6.16  Counterparts. This Agreement may be executed in separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement. This Agreement may be executed and delivered by telecopier with the same force and effect as if it were a manually executed and delivered counterpart.

Section 6.17  Performance. Acacia will cause to be performed and hereby guarantees the performance of all actions, agreements and obligations set forth herein to be performed by any member of the Acacia Group. CombiMatrix will cause to be performed and hereby guarantees the performance of all actions, agreements and obligations set forth herein to be performed by any member of the CombiMatrix Group.

Section 6.18  Dispute Resolution. Any dispute, claim or controversy arising out of or relating to any provision of this Agreement or the breach, performance or validity thereof will be resolved in accordance with the procedures set forth in Section 7.05 of the Distribution Agreement.

Section 6.19  Cooperation. Acacia and CombiMatrix will cooperate in taking all such action as may be necessary or appropriate to implement the provisions of this Agreement, including making all appropriate filings as may be required under ERISA or the Internal Revenue Code of 1986, as amended, the regulations thereunder and any other applicable laws, exchanging and sharing all appropriate records, amending plan, trust, record keeping and other related documents and implementing all appropriate communications with participants.

Section 6.20  Interpretation. Any reference herein to any federal, state, local or foreign law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. For the purposes of this Agreement, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms “hereof”, “herein”, and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, (iii) the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation” and (iv) all references to any plan shall be deemed to include any amendments thereto.

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties as of the date first hereinabove written.

ACACIA RESEARCH CORPORATION By:____________________________________________ Name: Title:
COMBIMATRIX CORPORATION By:____________________________________________ Name: Title:

[Signature Page to Employee Matters Agreement

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